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                        VAN KAMPEN EMERGING MARKETS FUND

                   SUPPLEMENT DATED DECEMBER 23, 2002 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                       PROSPECTUS DATED OCTOBER 25, 2002
                       SUPERSEDING ALL PRIOR SUPPLEMENTS

    The Prospectus is hereby supplemented as follows:

    The section entitled "INVESTMENT ADVISORY SERVICES -- GENERAL -- PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT. The Fund is managed by the Subadviser's Emerging Markets Equity team. The team is made up of established investment professionals. Current members of the team include Narayan Ramachandran, Ruchir Sharma and Ashutosh Sinha, Managing Directors of the Subadviser. The composition of the team may change without notice from time to time.

RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                  MSEM SPT 12/02